Q1 2015 Earnings Presentation May 7, 2015 Mike Petters President & Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should be considered supplemental to and not a substitute for GAAP financial information, and may not be comparable to similarly titled measures of other companies.

Highlights from the First Quarter 2015 3  Revenues were ~ $1.6 billion  Diluted EPS was $1.79, compared to $1.81 in Q1 2014  Q1 2015 includes ($0.13) for the Other segment  Adjusted Diluted EPS* was $1.42, compared to $1.53 in Q1 2014  Segment operating margin** was 8.2%, compared to 8.6% in Q1 2014  Total operating margin was 9.9%, compared to 10.0% in Q1 2014  Excluding UPI:  Segment operating margin*** was 9.0%, up 36 bps from Q1 2014  Total operating margin*** was 10.8%, up 81 bps from Q1 2014  Acquired The Columbia Group’s Engineering Solutions Division for ~ $6 million; rebranded as Undersea Solutions Group  Received $1.6 billion of new contract awards including:  $0.5 billion for the construction contract for NSC-8 Midgett  $0.5 billion for continued construction for CVN-78 Gerald R. Ford  $0.2 billion contract modification for advance planning for the CVN-73 USS George Washington RCOH * Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation. ** Non-GAAP metric that excludes the FAS/CAS Adjustment and deferred state income taxes. See appendix for reconciliation. *** Non-GAAP measures that excludes the impact of UPI. See appendix for reconciliation.

First Quarter 2015 Consolidated Results 4 * Non-GAAP metric that excludes the FAS/CAS Adjustment. See appendix for reconciliation. ** Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation. $1.81 $1.79 $1.53 $1.42 $— $0.50 $1.00 $1.50 $2.00 Q1 2014 Q1 2015 Diluted EPS GAAP Adjusted** 10.0% 9.9% 8.6% 8.2% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q1 2014 Q1 2015 Operating Margin GAAP Pension-adjusted* $1,594 $1,570 $1,400 $1,450 $1, 00 $1,550 $1,600 $1,650 Q1 2014 Q1 2015 ($ in m illi on s) Revenues $159 $156 $137 $129 $— $50 $100 $150 $200 Q1 2014 Q1 2015 ($ in m illi on s) Operating Income GAAP Pension-adjusted*

Ingalls Shipbuilding 5  Ingalls revenues down 14% YoY due to the deliveries of LHA-6 and NSC-4 as well as lower volumes on LPD-27 and LPD-26  Segment operating income and margin up YoY due to risk retirement on LHA-6, partially offset by lower revenues $547 $469 $350 $400 $450 $500 $550 $600 Q1 2014 Q1 2015 ($ in m illi on s) Revenues $43 $45 $40 $42 $44 $46 Q1 2014 Q1 2015 ($ in m illi on s) Operating Income 7.9% 9.6% 4.0% 6.0% 8.0% 10.0 % Q1 2014 Q1 2015 Operating Margin

Newport News Shipbuilding 6  Newport News revenues up 1% YoY due to higher volumes in the VCS program and aircraft carrier maintenance  Segment operating income and margin down YoY due to lower risk retirement on CVN-78 and lower volumes on the RCOH programs, partially offset by risk retirement on VCS programs $1,047 $1,061 $1,000 $1,010 $1,020 $1,030 $1,040 $1,050 $1,060 $1,070 Q1 2014 Q1 2015 ($ in m illi on s) Revenues $94 $93 $70 $75 $80 $85 $90 $95 $100 Q1 2014 Q1 2015 ($ in m illi on s) Operating Income 9.0% 8.8% 8.0% 8.2% 8.4% 8.6% 8.8% 9.0% 9.2 % Q1 2014 Q1 2015 Operating Margin

U n sa ve d Docum e n t / 1 2 /2 9 /1 0 / 1 0 :0 2 Appendix

Reconciliations 8 We make reference to “segment operating income,” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income,” “adjusted segment operating margin,” “adjusted operating income,” “adjusted operating margin,” “pension-adjusted operating income,” “pension-adjusted operating margin,” “adjusted net earnings,” and “adjusted diluted earnings per share.” Segment operating income is total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is segment operating income as a percentage of total sales and service revenues. Adjusted sales and service revenues is total sales and service revenues excluding UPI’s revenues. Adjusted segment operating income is segment operating income excluding UPI’s segment operating income. Adjusted segment operating margin is adjusted segment operating income as a percentage of adjusted sales and service revenues. Adjusted operating income is total operating income excluding UPI’s operating income Adjusted operating margin is adjusted operating income as a percentage of adjusted sales and service revenues Pension-adjusted operating income is total operating income adjusted for the FAS/CAS Adjustment. Pension-adjusted operating margin is pension-adjusted operating income as a percentage of total sales and service revenues. Adjusted net earnings is net earnings adjusted for the tax effected FAS/CAS Adjustment. Adjusted diluted earnings per share is adjusted net earnings divided by the weighted-average diluted common shares outstanding. We internally manage our operations by reference to "segment operating income" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, total operating income and total operating margin or any other performance measure presented in accordance with GAAP. They are metrics we use to evaluate our core operating performance. We believe segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted segment operating income, adjusted segment operating margin, adjusted operating income, adjusted operating margin, pension-adjusted operating income, pensions-adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these metrics are useful to investors because they normalize our operating performance by excluding non-recurring items or items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies.

Reconciliation of Non-GAAP Measures – Segment Operating Income and Segment Operating Margin 9 $ in millions 2015 2014 Sales and Service Revenues Ingalls 469$ 547$ Newport News 1,061 1,047 Other 40 — Total Sales and Service Revenues 1,570 1,594 Operating Income Ingalls 45 43 As a percentage of revenues 9.6% 7.9 % Newport News 93 94 As a percentage of revenues 8.8% 9.0 % Other (10) — As a percentage of revenues (25.0)% — Total Segment Operating Income 128 137 As a percentage of revenues 8.2% 8.6 % Non-segment factors affecting operating income FAS/CAS Adjustment 27 22 Deferred state income taxes 1 — Total Operating Income 156 159 Interest expense (23) (27) Federal income taxes (46) (42) Total Net Earnings 87$ 90$ Three Months Ended March 31

10 Reconciliation of Non-GAAP Measures – Adjusted Figures ($ in millions) 2015 2014 $ Change % Change Adjusted Sales and Service Revenues Ingalls revenues 469$ 547$ (78)$ (14.3)% Newport News revenues 1,061 1,047 14 1.3 % Other revenues 40 — 40 — Adjustment for UPI revenues (40) — (40) — Adjusted Other revenues — — — — Adjusted Sales and Services Revenues 1,530$ 1,594$ (64)$ (4.0)% Adjusted Segment Operating Income Ingalls operating income 45$ 43$ 2$ 4.7 % As a percentage of Ingalls revenues 9.6% 7.9% 173 bps Newport News operating income 93 94 (1) (1.1)% As a percentage of Newport News revenues 8.8% 9.0% -21 bps Other operating loss (10) — (10) — Adjustment for UPI operating loss (9) — (9) — Adjusted Other operating income (1) — (1) — As a percentage of adjusted Other revenues —% —% — Adjusted Segment Operating Income 137$ 137$ —$ —% As a percentage of adjusted revenues 9.0% 8.6% 36 bps Adjusted Operating Income Total operating income 156$ 159$ (3)$ (1.9)% Adjustment for UPI operating loss (9) — (9) — Adjusted Operating Income 165$ 159$ 6$ 3.8 % As a percentage of adjusted revenues 10.8% 10.0% 81 bps Three Months Ended March 31

Reconciliation of Non-GAAP Measures – Adjusted Figures 11 (In millions, except per share amounts) 2015 2014 $ Change % Change Revenues 1,570$ 1,594$ (24)$ (1.5)% Total segment operating income 128 137 (9) (6.6)% Total segment operating margin % 8.2% 8.6% -44 bps Total operating income 156 159 (3) (1.9)% Total operating margin % 9.9% 10.0% -4 bps Net earnings 87 90 (3) (3.3)% Diluted earnings per share 1.79$ 1.81$ (0.02)$ (1.1)% Weighted-average diluted shares outstanding 48.7 49.7 Pension-adjusted Operating Highlights Total operating income 156 159 (3) (1.9)% FAS/CAS Adjustment (27) (22) (5) 22.7 % Pension-adjusted total operating income 129 137 (8) (5.8)% Pension-adjusted total operating margin % 8.2% 8.6% -38 bps Adjusted Net Earnings Net earnings 87 90 (3) (3.3)% After-tax FAS/CAS Adjustment (18) (14) (4) 28.6 % Adjusted net earnings 69 76 (7) (9.2)% Weighted-average diluted shares outstanding 48.7 49.7 Adjusted diluted earnings per share 1.42$ 1.53$ (0.11)$ (7.2)% Three Months Ended March 31